UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

Singular Genomics Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40443	81-2948451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3010 Science Park Road San Diego, California 92121

(858) 333-7830 (Registrant’s address of principal executive offices and telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	OMIC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In June 2020, Singular Genomics Systems, Inc. (the “Company”) entered into a lease agreement with ARE SD-Region No. 27, LLC (“ARE”) for certain office and laboratory space located in San Diego, California (as amended, the “3010 Lease”). Pursuant to the 3010 Lease, the Company currently leases approximately 78,500 square feet of office and laboratory space. The term of the 3010 Lease will expire in October 2036.

On August 2, 2024, the Company and ARE entered into an amendment to the 3010 Lease (the “Lease Amendment”). Pursuant to the Lease Amendment, the Company and ARE agreed to (a) reduce the leased premises to approximately 43,500 square feet, and (b) correspondingly adjust the Company’s payment obligations under the 3010 Lease in respect of base rent and operating expenses, in each case effective as of February 28, 2025 and subject to the terms and conditions of the Lease Amendment. In connection with entering into the Lease Amendment, the Company paid ARE a one-time lease modification payment of $4.5 million, which will not be credited against any of the Company’s obligations under the 3010 Lease.

The foregoing description of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Third Amendment to Lease Agreement, dated August 2, 2024, by and between ARE-SD Region No. 27, LLC and the Registrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Singular Genomics Systems, Inc.

Dated:	August 7, 2024	By:	/s/ Dalen Meeter
Dalen Meeter Chief Financial Officer Principal Financial Officer and Principal Accounting Officer